NOVEMBER 12, 2015

SUPPLEMENT TO

THE HARTFORD CHECKS AND BALANCES FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

PROSPECTUS DATED MARCH 1, 2015, AS LAST SUPPLEMENTED MAY 7, 2015 AND SUMMARY PROSPECTUS DATED

MARCH 1, 2015

Certain changes are being made to the above referenced Prospectuses as of the dates shown below.

A. Effective as of December 1, 2015, Allison Mortensen will be added as a portfolio manager to The Hartford Checks and Balances Fund (the “Fund”) and the above referenced Prospectuses are revised as follows:

1.                                      The sections entitled “SUMMARY SECTION — MANAGEMENT” in the Prospectus and “MANAGEMENT” in the Summary Prospectus are replaced in their entirety with the following:

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.

Portfolio Manager	Title	Involved with Fund Since
Vernon J. Meyer, CFA	Managing Director and Chief Investment Officer	2007
Allison Mortensen, CFA	Head of Multi-Asset Solutions and Portfolio Manager	2015

2.                                      The section entitled “THE INVESTMENT MANAGER — Portfolio Manager” in the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Vernon J. Meyer, CFA, Managing Director and Chief Investment Officer of the Investment Manager, has overseen the management of the Fund since 2007.  Mr. Meyer has over 26 years of professional investment experience.  He has also been the portfolio manager of The Hartford Growth Allocation Fund, a fund of funds, since 2014.  Prior to joining The Hartford in 2004, Mr. Meyer served as a vice president and managing director of MassMutual.

Allison Mortensen, CFA, Head of Multi-Asset Solutions and Portfolio Manager of the Investment Manager, has served as portfolio manager of the Fund since 2015.  Ms. Mortensen joined the Investment Manager in 2015.  Ms. Mortensen has over 21 years of asset management experience.  Prior to joining the Investment Manager, Ms. Mortensen served as a Senior Portfolio Manager at Aberdeen Asset Management, Inc. (formerly, Gartmore Global Investments) from 2004 to 2015.  In this role, Ms. Mortensen developed and oversaw multi-asset, multi manager asset allocation strategies, and was responsible for dynamic asset allocation, portfolio construction and manager selection.

B. Effective immediately, the section entitled “CLASSES OF SHARES — Investor Requirements — Class A and Class C Shares” in the above referenced Prospectus is deleted in its entirety and replaced with the following:

Class A Shares — Class A shares are generally available for purchase by all investors other than retirement plans except as described below.

Purchases of Class A shares by certain retirement plans are permitted under the following circumstances:

•                  If the plan is one of the following types of retirement plans and owned or was offered Class A shares on or before June 30, 2007: (a) an employer-sponsored retirement plan with at least 100 participants or $500,000 in plan assets; (b) a retirement plan that buys Fund shares through a group variable funding agreement issued by Hartford Life Insurance Company; or (c) a retirement plan for which Hartford Life Insurance Company or an affiliate acts as plan administrator.  These types of retirement plans may purchase Class A shares at net asset value without a sales charge; and

•                  If the plan is an employer sponsored retirement plan held directly at a broker-dealer (that is, outside of a retirement plan recordkeeping platform or third party administrator). Such retirement plans may purchase Class A shares, subject to all applicable sales charges as described in this prospectus.

Employer sponsored retirement plans are also eligible to purchase Class R shares, as described below.

Class C Shares — Class C shares are generally available for purchase by all investors other than retirement plans.

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.

HV-7244	November 2015